  Filed pursuant to Rule 497
Registration No.: 333-174873

TRITON PACIFIC INVESTMENT CORPORATION, INC.

Supplement dated April 25, 2014

to

Prospectus dated November 1, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Triton Pacific Investment Corporation, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

COVER PAGE

This section of the supplement amends and restates the last bullet point on the cover page of the prospectus to read as follows:

For a significant time after the commencement of our offering, a substantial portion of our distributions will result from expense reimbursements from Triton Pacific Advisors, LLC, our investment adviser, which are subject to repayment by us. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. You should also understand that our future repayments may reduce the distributions that you would otherwise receive.

SUITABILITY STANDARDS

This section amends the suitability standards for investors residing in the State of Alabama and the State of Iowa to read as follows:

Alabama—In addition to the general suitability standards, investors must have a net worth of at least 10 times their investment in us and our affiliates.

Iowa—Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securites.

RISK FACTORS

This section of the supplement amends the section of the Prospectus entitled “RISK FACTORS – Risks Relating to Our Business and Structure” by adding the following paragraph:

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

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For a significant time after the commencement of our offering, a substantial portion of our distributions will result from expense reimbursements from our Adviser, which are subject to repayment by us within three years. The purpose of this arrangement is to reduce our operating expenses and to avoid such distributions being characterized as returns of capital for tax purposes. One effect of reducing our operating expenses is to potentially avoid a distribution being characterized as a return of capital for tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for GAAP purposes. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.

INVESTMENT ADVISER AGREEMENT

This section of the supplement amends the section of the Prospectus entitled “Investor Adviser Agreement” by adding the following paragraphs:

Rebates, Kickbacks and Reciprocal Arrangements

Under the terms of the Investment Advisory Agreement, our Adviser may not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

Commingled Funds

Under the terms of the Investment Advisory Agreement, our Adviser may not permit or cause to be permitted the commingling of our funds with the funds of any other entity. Nothing, however, shall prohibit our Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts may be established for the benefit of affiliated programs, provided that our funds are protected from the claims of other programs and creditors of such programs.

ADDITIONAL RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

This section of the supplement amends the section of the Prospectus entitled “Additional Relationships and Related Party Transactions” by adding the following paragraphs:

Expense Support and Conditional Reimbursement Agreement

On March 27, 2014, we and our Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. Under the Expense Reimbursement Agreement, our Adviser will pay up to 100% of our operating expenses in order for us to achieve a reasonable level of expenses relative to our investment income (referred to as our operating expense objective), as determined by us and our Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. The Expense Reimbursement Agreement states that until the net proceeds to us from this offering are at least $25 million, our Adviser will pay up to 100% of our operating expenses in order for us to achieve our operating expense objective. After we received at least $25 million in net proceeds from our offering, our Adviser may, with our consent, continue to make expense support payments to us in order for us to continue to meet our operating expense objective. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

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Under the Expense Reimbursement Agreement, once we have received at least $25 million in net proceeds from our offering, we are required to reimburse our Adviser for any expense support payments we received from them once we have achieved our operating expense objective, as determined by us and our Adviser. Under the Expense Reimbursement Agreement, any unreimbursed expense support payments may be reimbursed by us within a period not to exceed three years from the date each respective expense support payment is made.

We or our Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice, however our Adviser has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The expense reimbursement agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon our liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to our inception date of April 29, 2011. As a result, our Adviser has to date made expense support payments to us totaling $391,240, which payments have consisted of offsets against amounts owed by us to our Adviser since our inception.

Below is a table that provides information regarding expense support payments incurred by our Adviser pursuant to the Expense Support Agreement as well as other information relating to our ability to reimburse our Adviser for such payments.

Period	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
Inception (April 29, 2011) through December 31, 2013	$391,240	—	—	December 31, 2016

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense. As of December 31, 2013, the Company had not achieved its minimum offering amount and as a result, all offering proceeds are still being held in escrow and no income from investments has been realized.

(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. As of December 31, 2013, the Company had not achieved its minimum offering amount and as a result, all offering proceeds are still being held in escrow and no distributions have been paid to stockholders.

Either we or our Adviser may terminate the Expense Support Agreement at any time, except that if our Adviser terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination.

PLAN OF DISTRIBUTION

This section of the supplement amends the section of the Prospectus entitled “PLAN OF DISTRIBUTION – Subscription Process” by amending and restating the second paragraph of that section to read as follows:

Subscription Process

By executing the subscription agreement, you will attest, among other things, that you:

Have received the final prospectus;
Meet the suitability requirements described in this prospectus;
Are purchasing the shares for your own account;
Acknowledge that there is no public market for our shares; and
Are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.
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AVAILABLE INFORMATION

This section of the supplement amends the section of the Prospectus entitled “Available Information” by adding the following:

We intend to update our stockholder list at least quarterly to reflect changes in the information contained therein, including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation.

SUBSCRIPTION AGREEMENT

This section of the supplement amends the Subscription Agreement attached as Appendix A to the prospectus, amending and restating the Subscription Agreement in accordance with Appendix A that is included with, and incorporated into, this Supplement.

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APPENDIX A – FORM OF SUBSCRIPTION AGREEMENT
Triton Pacific Investment Corporation, Inc.
Financing the Middle Market™

Subscription Agreement

Please return subscription and checks to:	Wires to:

Triton Pacific Investment Corporation, Inc.	City National Bank
c/o TFA Associates, LLC	400 N. Roxbury Drive, 4th Floor
P.O. Box 1296	Beverly Hills, CA 90210, USA
Midlothian, VA 23114	ABA: 122016066

Checks should be made payable to: City National Bank—Triton Pacific Investment Corporation, Inc.	Beneficiary: City National Bank—Triton Pacific Investment Corporation, Inc. Account #: ESC12732

1.	INVESTMENT INFORMATION (Choose One)

The undersigned investor(s) (the “Investor(s)”) hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of Triton Pacific Investment Corporation, Inc. a Maryland corporation (the “Company”) set forth below:

Amount of Investment $
☐ Initial Investment (Minimum $5000)	☐ Additional Investment (Minimum $500)
☐ Shares are being purchased net of commissions*

*Eligible employees of the Company, affiliated registered representatives, or pursuant to a wrap fee arrangement.

Type of Ownership (select only one)

☐	Individual Account	☐ Retirement Plans	☐ Joint Registration
☐	Uniform Gift/Transfer to Minors (UGMA/UTMA) State ____	☐ Qualified Pension or Profit Sharing Plan (include plan documents)	JTWROS presumed if no box is checked Type:
☐ Other (include authorizing documentation)		☐ Corporation, Partnership, Trust, Association, Company or other entity (include authorizing documents)	☐ Joint Tenant with Right of Survivorship ☐ Tenants in Common ☐ Tenants by Entirety ☐ Community Property

(Specify)

Custodial Ownership		Custodians must fill out additional custodian information in section 4a. Owner and custodian signature required Name of Custodial Firm:
☐ IRA
☐ Rollover IRA	☐ Keogh
☐ Roth IRA	☐ 401 K Plan
☐ SEP IRA	☐ Other(specify)

Custodian Tax Identification Number:

2.	INVESTOR(S) INFORMATION (Beneficial owner in whose name shares are to be registered.)

Name of Primary Investor	SS/Tax ID #	Date of Birth	Citizenship (if non-US)

Name of Secondary Investor / Minor (UGMA/UTMA)	SS/Tax ID #	Date of Birth	Citizenship (if non-US)

Name of Authorized Signatory if Company/Trust or Custodial Account (Officer, GP, Trustee, etc.)	Title

3.	INVESTOR/TRUSTEE INFORMATION

Primary Address	Suite

City, State, Zip Code +4	Primary Telephone

Primary Contact / Authorized Signatory	Alternative Telephone

e-mail	Fax

MAILING ADDRESS (if different)/SECONDARY INVESTOR CONTACT ☐ Check for duplicate copies to be sent

Primary Address	Suite

City, State, Zip Code +4	Primary Telephone

Secondary Contact / Authorized Signatory	Alternative Telephone

e-mail	Fax

4.	DISTRIBUTION INFORMATION

Please send distributions by (initial as appropriate):
Initials:___ I choose to participate in the Triton Pacific Investment Corporation’s Dividend Reinvestment Plan and agree to abide by its terms.

Initials:___ Check to my address in Section 3: Initials:___ Primary Initials:___	Initials:___ ACH (Direct Deposit) to Financial Institution
Secondary Initials:___ Check to Custodial Account (IRA, Etc.)	(Please attach a pre-printed voided check and complete section below)
(complete section 4a on the following page)	Initials:___ Send check to Financial Institution below

Financial Institution	ABA	Address

Account Name	Account Number	City, State	Zip Code

4a.Custodian Information: COMPLETE THIS SECTION IF THIS IS AN IRA OR THE CUSTODIAL ACCOUNT. CHANGES TO CUSTODIAL DISTRIBUTION INFORMATION CAN ONLY BE MADE BY THE CUSTODIAN FIRM.

Name of Firm (Bank, Brokerage, Custodian)	c/o (Representative/Contact/Department)

Account Name		Account Number

Address	Telephone

City, State, Zip Code +4	Alternative Telephone

Fax	e-mail

5.	Electronic Delivery of Documents

Initials:___

In lieu of receiving documents by mail, I authorize Triton Pacific Investment Corporation, Inc. to make available on its website at www.tritonpacificbdc.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via email when such reports or updates are available. Any investor who elects this option must provide an email address in Section 3 above.

6. Signatures

Please carefully read and separately initial each of the representations below. In case of joint investors, each must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf.

In order to induce the company to accept this subscription, I (we) hereby represent and warrant that:

		Beneficial Owner	Joint Owner
(a)	At least five days prior to signing this prospectus I (we) have received the final Prospectus for the Company relating to the Shares, where the terms and conditions of the offering are described;	Initials _____	Initials _____
(b)

I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income; or (iii) I am (we are) a resident of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Nebraska, New Jersey, New Mexico, North Dakota, Oklahoma, Oregon, Tennessee or Texas and I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards”.

		Initials _____	Initials _____
(c)	I am (we are) purchasing Shares for my (our) own account.
		Initials _____	Initials _____
(d)	I (we) acknowledge that the Shares are not liquid there is no public markets for the Shares, and I (we) may not be able to sell the Shares	Initials _____	Initials _____
(e)

If I am (we are) a resident of Alabama, in addition to the general suitability standards, I (we) certify that I (we) have a liquid net worth of at least 10 times my (our) investment in the Company and its affiliates.

		Initials _____	Initials _____
(f)

If I am (we are) a resident of California, I (we) certify that I (we) have either: (i) a liquid net worth of $75,000 and annual gross income $150,000 or (ii) a liquid net worth of at least $350,000. Additionally, my (our) total investment in the company does not exceed 10% of my (our) net worth.

		Initials _____	Initials _____
(g)

If I am (we are) a resident of Idaho, I (we) certify that I (we) have either: (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, my (our) total investment in the company does not exceed 10% of my (our) liquid net worth (as defined as cash plus cash equivalents).

		Initials _____	Initials _____
(h)

If I am (we are) a resident of Iowa, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

		Initials _____	Initials _____
(i)

If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the office of the Kansas Securities Commissioner recommends that I (we) limit my (our) aggregate investment in the company and other similar investments to not more than 10% of my (our) liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

		Initials _____	Initials _____

(j)

If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either: (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, my (our) total investment in the company does not exceed 10% of my (our) liquid net worth.

		Initials _____	Initials _____
(k)	If I am (we are) a resident of Maine, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth	Initials _____	Initials _____
(l)

If I am (we are) a resident of Massachusetts, I (we) certify that I (we) will limit our investment in the Company together with investments in other business development companies and direct participation investments to a maximum of 10% of my (our) liquid net worth.

		Initials _____	_____
(m)	If I am (we are) a resident of Michigan, I (we) certify that I (we) will limit our investment in the Company to a maximum of 10% of my (our) net worth.	Initials _____	Initials _____
(n)

If I am (we are) a resident of Nebraska, I (we) certify that I (we) have either: (i) an annual gross income of at least $100,000 and a net worth of at least $350,000 or (ii) a net worth of at least $500,000. Additionally, I (we) will not invest more than 10% of my (our) net worth in the Company, excluding the value of my (our) home, home furnishings or automobiles.

		Initials _____	Initials _____
(o)

If I am (we are) a resident of New Jersey must and have either: (i) a minimum liquid net worth of at least $100,000 and minimum annual gross income of at least $100,00, or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Additionally, my (our) total investment in the Company, the shares of any of our affiliates and other direct participation investments shall not exceed 10% of my (our) liquid net worth.

		Initials _____	Initials _____
(p)

If I am (we are) a resident of New Mexico, I (we) certify that my (our) investment in the Company as well as my (our) investments in any of the Company’s affiliates or any other business development companies will not, collectively, exceed 10% of my (our) liquid net worth.

		Initials _____	Initials _____
(q)	If I am (we are) a resident of North Dakota, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth.	Initials _____	Initials _____
(r)	If I am (we are) a resident of Oklahoma, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth (not including home, home furnishings and automobiles).	Initials _____	Initials _____
(s)	If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth.	Initials _____	Initials _____
(t)

If I am (we are) a resident of Tennessee, I (we) certify that I (we) have either: (i) a minimum annual gross income of $10,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile. Additionally, my (our) investment in the Company will not exceed 10% of my (our) liquid net worth.

		Initials _____	Initials _____
(u)

If I am (we are) a resident of Texas, I (we) certify that I (we) have either: (i) a minimum annual gross income of $10,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile, irrespective of gross annual income. Additionally, my (our) investment in the Company will not exceed 10% of my (our) liquid net worth.

		_____	_____

For Ohio residents – The state of Ohio provides that it shall be unsuitable for an Ohio investor’s aggregate investment in our shares, the shares of any of our affiliates and in other non-traded business development companies to exceed ten percent (10%) of his, her, or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

[continued on following page]

7. Signatures (cont’d)

Substitute IRS W-9 Certification

Under penalty of perjury, Investor(s) certifies that:

1.	Investor(s) has (have) provided the correct taxpayer identification number (or Investor is waiting for a number to be issued to Investor), and
2.

Investor(s) is (are) not subject to backup withholding because: (a) Investor(s) is (are) exempt from backup withholding, or (b) Investor(s) has (have) not been notified by the Internal Revenue Service (IRS) that Investor(s) is (are) subject to backup withholdings as a result of a failure to report all interest or dividends, or (c) the IRS has notified Investor(s) that Investor(s) is (are) no longer subject to backup withholding, and

3.	Investor(s) is (are) a U.S. person(s) (including a U.S. resident alien).

NOTE: Investor(s) must cross out item (2) above if Investor(s) has (have) been notified by the IRS that they are currently subject to backup withholding because they have failed to report all interest and dividends on their tax return.

By signing below, you hereby acknowledge and agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion and that you have not purchased Shares in the Company until the Company has accepted your subscription. You will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

You hereby acknowledge that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with entities that assist in providing account maintenance or customer service to the Company and with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

The undersigned acknowledge that City National Bank is acting solely as Escrow Holder in connection with the offering of the Units and makes no recommendation with respect thereto. City National Bank has made no investigation regarding the offering, the partnership, general partner or any other person or entity involved in the offering.

By signing below you also acknowledge:

You should not expect to be able to resell your shares regardless of how we perform.
If you are able to sell your shares, you are likely to receive less than your purchase price.

We currently intend to seek a listing of our shares on a national securities exchange between five and seven years following the completion of this offering, or, if we believe that market conditions are then not suited for a listing, we will attempt to complete an alternative liquidity event. Accordingly you may be unable to sell your shares prior to at least 2018.

There can be no assurance, however, that we will be able to obtain a listing or complete a liquidity event within such time frame. Should we not be able to do so within seven years following the completion of this offering, subject to the authority of our independent directors or the rights of the stockholders to postpone liquidation, we will cease to make investments in new portfolio companies and will begin the orderly liquidation of our assets.

If we list our shares, they may trade below our net asset value per share, as is common with publicly-traded closed-end funds.

An investment in our shares is not suitable for all investors, particularly investors who require short or medium term liquidity. See “Suitability Standards”, “Share Repurchase Program” and “Liquidity Strategy” in the Prospectus.

We have implemented a share repurchase program, which the Company may suspend at any time. Only a limited number of shares will be eligible for repurchase at a 10% discount to the then current offering price.

For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from our Advisor, which are subject to repayment by us. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Advisor continues to make such expense reimbursements. You should also understand that our future repayments may reduce the distributions that you would otherwise receive.

IN WITNESS WHEREOF, the undersigned does hereby execute this Subscription Agreement.

The Internal Revenue Service does not require consent to any provision of this document other than the certifications required to avoid backup withholding.

Print Name Primary Owner (authorized signatory)	Signature	Title (if applicable)	Date

Print Name Secondary Owner (authorized signatory)	Signature (if applicable)	Title (if applicable)	Date

8. Financial Representative Certification

If a financial representative has assisted in advising the Investor(s) in evaluating the investment, the representative is required to certify the following.

Name of Financial Representative	Name of Company (the “Firm”)

Primary Address of Sales Representative	Suite

City, State, Zip Code +4	Primary Telephone

e-mail	Fax

Associated Broker Dealer (if applicable)	Broker Dealer Home Office Contact

Form of Fee:	☐ Commission	☐ Wrap Fee

Certification

I do hereby certify that I am acting as a representative of the Firm in advising Investor(s) with regard to their investment in the Company, and that to the best of my knowledge a copy of this Certification has been reviewed by my supervisor at the Firm and by the Firm’s Compliance Department. I further certify that to the best of my knowledge, the firm:

1.	has discussed with the Investor(s) such Investor(s)’ prospective purchase of Shares;
2.	has delivered to the Investor(s) a current Prospectus and related supplements, if any;
3.	has advised such Investor(s) of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares;
4.	has reasonable grounds to believe that the Investor(s) is (are) purchasing these Shares for his or her own account;
5.

has reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor(s), that such Investor(s) meets the suitability standards required by applicable law or as forth in the Prospectus and related supplements, if any, that such Investor(s) is (are) in a financial position to enable such Investor(s) to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such Investor(s) has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing Triton Pacific Investment Corporation, Inc. and the tax consequences of purchasing and owning Shares;

6.	that the firm will obtain and retain records relating to such Investor(s)’ suitability for a period of six years;
7.

that the Firm has acted in accordance with all necessary rules and regulations including without limitation the “USA Patriot Act” and any required Customer Identification Program (“CIP”) and Anti-Money Laundering (“AML”) rules and has, in accordance with all applicable laws, obtained, verified, and recorded the appropriate information and official documentation to verify any information provided by the Investor(s) that accurately identifies the Investor(s), including (but not limited to): name, date of birth, tax id number, permanent address, telephone number(s); and in the case of a non-natural persons, certificate of incorporation, partnership agreement, operating agreement, articles of association, necessary resolutions, signatory authorizations, etc.; and

8.

Investor Privacy Protection: All necessary steps have been taken as required by applicable law, including, but not limited to, the Gramm-Leach-Bliley Act, to protect the privacy of the Investor(s) and the financial representative has provided the Investor(S) with its privacy notice as required by law.

In Witness Whereof, I have executed this Certification:

Date:
Signature of Representative

Date:
Principal signature (if required by Broker/Dealer or Financial firm)

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the Maryland General Corporation Law

To: Stockholder
From: Triton Pacific Investment Corporation, Inc.

Shares of Common Stock, $0.001 par value per share

Triton Pacific Investment Corporation, Inc., a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.